UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23782

California First Leasing Corporation

(Exact name of registrant as specified in charter)

5000 Birch Street, Suite 500, Newport Beach, CA 92660

(Address of principal executive offices)

Glen T. Tsuma

California First Leasing Corporation

5000 Birch Street, Suite 500

         Newport Beach, CA 92660

(Name and address of agent for service)

Registrant’s telephone number, including area code: 949-255-0500

Date of fiscal year end: June 30, 2025

Date of reporting period: December 31, 2025

Item 1(a). Reports to Stockholders

Semi-Annual Financial Report

December 31, 2025

California First Leasing Corporation, (OTCID: CFNB, “CalFirstLease” or “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company invests in public equities and other investments to generate capital appreciation and maximize current income, while retaining the balance of its lease portfolio.

An investment in the Company’s common stock involves certain risks, including the risk of loss. The shares of common stock are not deposits or obligations of or guaranteed by any federal or other government agency. A registration statement dated July 20, 2022 (the “Registration Statement”) containing additional information about the Company has been filed with the Securities and Exchange Commission (the “SEC”). Investors should carefully consider the Company’s objectives and risks detailed in the Registration Statement and the Annual Report on Form N-CSR for the year ended June 30, 2025 filed on August 14, 2025, that may adversely affect the Company’s shareholders’ equity and stock price and may make an investment in the Company not appropriate for all investors.

Statements made in this report that are not strictly historical in nature constitute “forward-looking statements.” Forward-looking statements involve management judgment and assumptions, risks and uncertainties and include, but are not limited to, beliefs regarding investments in equity securities, swings in stock prices and the potential for significant volatility in reported net earnings and net asset value, the impact of external events on business activities and portfolios, estimates of expected tax rates applicable to future periods, impact of changes in interest rates and equity and fixed income markets. Such forward-looking statements involve known and unknown risks and uncertainties and factors that could cause actual results to differ materially, including political, economic, market, regulatory and other risks. Consequently, if management assumptions prove to be incorrect or such risks or uncertainties materialize, the Company’s actual results could differ materially from the results forecast in the forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this information to reflect events or circumstances arising after the date hereof (February 5, 2026).

As permitted by regulations adopted by the SEC, paper copies of the Company’s annual and semiannual shareholder reports will not be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Company’s website (www.calfirstlease.com), and you will be notified each time a report is posted and provided with a website link to access the report. To elect to receive all future reports on paper free of charge, please send an email request to invest@calfirstlease.com or you may call 800-460-4640.

California First Leasing Corporation	Semi-Annual Report for December 31, 2025

Overview

The following table sets forth selected financial data that should be read in conjunction with the unaudited financial statements and notes thereto contained elsewhere herein as well as the annual report on Form N-CSR for the year ended June 30, 2025.

Selected Income Data	Six Months Ended December 31,
	2025	2024
Dividend and interest income	$2,068,889	$2,500,322
Lease income	412,859	3,489,509
Operating expenses	(1,069,433)	(1,442,152)
Net investment and lease income	1,412,314	4,547,680
Net realized loss on sale of investments	(1,352,681)	(528,419)
Increase in unrealized appreciation of investments	50,764,697	8,945,411
Earnings before income taxes	50,824,330	12,964,672
Less: Income taxes	(14,040,986)	(3,136,000)
Net earnings	$36,783,344	$9,828,672
Basic earnings per share	$4.10	$1.06
Shares of Common Stock outstanding	8,979,387	9,309,387

Selected Asset Data	Dec. 31, 2025	June 30, 2025
Short-term Investments	$17,507,664	$32,812,205
Equity securities	307,946,265	240,517,313
Lease and loan assets	4,736,627	7,007,803
Total assets	$331,402,961	$281,543,198
Stockholders' equity (Net asset value)	$293,478,197	$256,755,902

Net asset value per share	$32.68	$28.59
Total return
CFNB, based on NAV	14.3%	4.07%
S&P 500 (TR) Index	11.0%	8.41%

The chart below illustrates the value of $10,000 invested in the Company’s stock in comparison to the performance of the S&P 500(TR)® (“S&P 500”), an unmanaged index that covers 500 leading companies that approximate 80% of the available market capitalization. Results for the Company based on net asset value are an after-tax amount. The S&P index is an unmanaged benchmark that assumes reinvestment of all distributions and includes capital gains and distributions in the calculation but does not include a deduction for expenses or taxes. It is not possible to invest directly in an index. Performance data shown represents past performance and there is no guarantee of future results.

California First Leasing Corporation	Semi-Annual Report for December 31, 2025

Performance Review

The Company focuses on investing in fair or undervalued stocks of public companies that we expect to deliver sustained earnings and cash flow growth that can be reinvested to continue substantial growth or be returned to shareholders via share repurchases or dividends.

Average Total Return through December 31, 2025	Six Months	1 Year	3 Year
CFNB Equity Securities	20.2%	27.3%	22.7%
S&P (TR) Index	11.0%	18.0%	23.0%

During the six months ending December 31, 2025, stocks continued their upward trajectory since late spring, buoyed by strong corporate earnings, capital spending on artificial intelligence, and economic momentum sustained by three Federal Reserve interest-rate cuts . The S&P 500 advance of 11.0% for the six months put it near all-time highs, but its total return was below the NASDAQ Composite and Russell 2000 as the market broadened beyond mega-cap technology stocks into smaller cap and value stock sectors.

The Company’s equity portfolio return of 20.2% for the first six months beat the S&P 500 return of 11.1% largely due to the accelerated valuation of semiconductor stocks that are a significant part of the Company’s portfolio and accounted for over 50% of the unrealized appreciation during the period. For the six months ended December 31, 2025, the top contributor to performance was Alphabet followed closely by Micron Technology, with Applied Materials, Advanced Micro Devices and Goldman Sachs rounding out the top 5. On a percentage basis, the top performing stocks for the first six months of fiscal 2026 also included Comfort Systems USA and Digital Ocean Holdings.

The largest detractors to the six-month performance came from the pullback in crypto currencies that impacted the new ETF investments, and Meta and Netflix which had enjoyed large gains in fiscal 2025.

Over half of the Company’s equity portfolio is invested in U.S. large capitalization equities and the Company generally retains measurable funds in short-term liquid investments in order to take advantage of investment opportunities as they arise. The Company does not specialize in any specific industry but may hold large positions in certain sectors that it believes offer the opportunity for long-term returns.

Allocation of Securities *	12/31/2025
($ in 000's)
US Large Cap Equities	$177,531	54.5%
US Mid Cap Equities	64,997	20.0%
US Small Cap Equities	39,553	12.2%
Emerging Market Equities	11,825	3.6%
Developed Markets, Non-US	7,479	2.3%
Commodities	6,561	2.0%
Equity Securities	307,746	94.6%
Money market funds	17,508	5.4%
Investment Securities	$325,454	100.0%

*	Equity Securities classified based on information from Wells Fargo Advisors

Ten Largest Equity Holdings at December 31, 2025 as a percent of net assets:

ALPHABET INC	11.04%
MICRON TECHNOLOGY INC	8.27%
APPLIED MATERIALS INC	8.01%
GOLDMAN SACHS GROUP INC	6.84%
EXXON MOBIL CORP	6.49%
META PLATFORMS INC	4.02%
ADVANCED MICRO	3.88%
MARVELL TECHNOLOGY INC	3.73%
TAIWAN SEMICONDUCTOR	3.73%
QUALCOMM INC	3.37%

California First Leasing Corporation	Semi-Annual Report for December 31, 2025

The equity portfolio at December 31, 2025 included common stock holdings in 42 public companies and three exchange-traded funds (ETF), all with readily available stock prices, compared to 43 public companies and one ETF at June 30, 2025. Two of the exchange-traded funds are targeted investments in Bitcoin and Ethereum, respectively. The top 5 equity holdings at December 31, 2025 make up 39% of the portfolio, up from 34% at June 30, 2025. Semiconductor related stocks at December 31, 2025 accounted for 31% of the portfolio, up from 23% a year earlier and from 26% at June 30, 2025.

The distribution of the Company’s equity securities and gains or losses across segments at December 31, 2025 is summarized below, and compared to the distribution at June 30, 2025:

(in thousands)		Unrealized			Fair Value at
	Cost Basis	Gains	(Losses)	Fair Value	June 30, 2025
December 31, 2025
Commercial / Industrial	$101,303	$110,483	$(661)	$211,125	$153,918
Consumer	16,781	5,108	(3,182)	18,706	22,641
Financial	24,854	24,338	(1,240)	47,952	40,790
Healthcare	14,703	1,812	(226)	16,289	16,758
Exchange Traded Funds	15,458	831	(2,416)	13,873	6,410
	$173,098	$142,572	$(7,724)	$307,946	$240,517

During the first six months of fiscal 2025, the Company invested $23.7 million in equity securities, including $17.0 million in 4 new positions and the balance in 8 existing holdings. The Company also sold 2 full positions and part of another for $5.7 million during the period, realizing a net loss of $1.4 million.

Lease Operations, Expenses and Taxes

Only one new lease for less than $500,000 was booked and retained during the first six months of fiscal 2026, with the lease and loan portfolio declining to $4.7 million, 1.4% of total assets, while total lease and loan income declined 88% to less than 1% of operating income.

The Company’s operating expenses for the six months ended December 31, 2025 decreased by 25.8% to $1.01 million from $1.44 million the year before. The decline was due to lower performance bonus compensation as compared to prior year.

The Company’s effective income tax rate varies between periods due to changes in the mix of pre-tax earnings, the benefit the Company receives from the dividends received exclusion, and the magnitude of gains or losses from equity securities included in earnings. For the first six months ending December 31, 2025, the tax provision of $14.0 million represented an effective rate of 27.6%, up from 24.2% for the first six months of fiscal 2025, as dividends were a smaller proportion of reported earnings.

California First Leasing Corporation	Semi-Annual Report for December 31, 2025

STATEMENT OF INVESTMENTS - December 31, 2025

(Unaudited)

Industry - Percent of Net Assets		Shares	Value
	Common Stocks-- 100.20%
Auto & Truck Dealerships-- 1.22%	LITHIA MTRS INC	10,759	$3,575,538
Auto Parts-- 1.41%	ALLISON TRANSMISSION	42,290	4,140,191
Banks - Diversified-- 6.06%	WELLS FARGO & CO NEW	106,400	9,916,480
	BANK OF AMERICA CORP	117,500	6,462,500
	JPMORGAN CHASE & CO	4,380	1,411,324
			17,790,304
Banks - Regional-- 0.57%	BANCORP INC DEL (1)	24,701	1,667,812
Capital Markets-- 6.95%	GOLDMAN SACHS GROUP INC	23,200	20,392,800
Credit Services-- 1.29%	PAYPAL HOLDINGS INC	55,550	3,243,009
	CREDIT ACCEPTANCE CORP (1)	1,220	541,021
			3,784,030
Education & Training Services-- 0.10%	STRIDE INC (1)	4,455	289,263
Engineering & Construction-- 3.76%	COMFORT SYS USA INC	8,720	8,138,289
	EMCOR GROUP INC	4,748	2,904,779
			11,043,068
Entertainment-- 0.85	NETFLIX INC (1)	26,500	2,484,640
Footwear & Accessories-- 1.00%	ON HOLDING AG (1)	63,100	2,932,888
Healthcare Plans-- 3.16%	THE CIGNA GROUP	30,710	8,452,313
	UNITEDHEALTH GROUP	2,489	821,644
			9,273,957
Information Tech Services-- 1.18%	LEIDOS HOLDINGS INC	19,231	3,469,272
Insurance - Diversified-- 0.58%	BERKSHIRE HATHAWAY INC (1)	3,364	1,690,915
Insurance - Reinsurance-- 0.89%	EVEREST GROUP LTD	7,740	2,626,569
Internet Content & Information-- 15.83%	ALPHABET INC VOTING	105,100	32,896,300
	META PLATFORMS INC	18,164	11,989,875
	FIVERR INTL LTD (1)	79,610	1,573,094
			46,459,268
Internet Retail-- 0.24%	ALIBABA GRP HLDG LTD ADR	4,900	718,242
Medical Instruments & Supplies-- 2.39%	ALIGN TECH INC (1)	44,925	7,015,039
Oil & Gas Equip & Services-- 1.69%	SLB LTD (pka Schlumberger)	129,000	4,951,020
Oil & Gas Integrated-- 6.59%	EXXON MOBIL CORP	160,800	19,350,672
Resorts & Casinos-- 1.07%	VAIL RESORTS INC	23,708	3,148,422
Semiconductor Equip & Materials-- 8.88%	APPLIED MATERIALS INC	92,836	23,857,924
	QNITY ELECTRONICS	26,970	2,202,101
			26,060,024
Semiconductors-- 23.33%	MICRON TECHNOLOGY INC	86,400	24,659,424
	ADVANCED MICRO (1)	54,000	11,564,640
	MARVELL TECHNOLOGY INC	130,800	11,115,384
	TAIWAN SEMICONDUCTOR	36,550	11,107,180
	QUALCOMM INC	58,650	10,032,083
			68,478,710
Software - Infrastructure-- 5.32%	TWILIO INC (1)	44,000	6,258,560
	ZETA GLOBAL HOLDINGS (1)	253,163	5,151,867
	DIGITALOCEAN HOLDINGS (1)	87,600	4,215,312
			15,625,739
Specialty Chemicals-- 0.74%	DUPONT DE NEMOURS	53,940	2,168,388
Telecom Services-- 0.88%	CHARTER COMMUNICATIONS (1)	12,382	2,584,743
Thermal Coal-- 0.85%	CORE NAT RES INC	28,200	2,495,982
Tobacco-- 1.01%	BRITISH AMER TOB PLC	52,500	2,972,550
Travel Services-- 2.35%	AIRBNB INC (1)	50,715	6,883,040
	Common Stocks (cost: $157,640,710)		$294,073,086
	Exchange Traded Funds-- 4.73%
Small-Cap Core-- 2.49%	ISHARES RUSSELL 2000 ETF	29,705	7,312,183
Commodities-- 2.24%	ISHARES ETHEREUM TR ETF (1)	192,900	4,326,747
	ISHARES BITCOIN TR ETF (1)	45,000	2,234,250
	Exchange-Traded Funds (cost: $15,457,578)		$13,873,180
Short-Term Investments-- 5.97%	JPMorgan Prime (3.80%)		14,119,113
	Fidelity MM Treasury (3.70%)		3,388,551
	Short-Term Investments (cost: $17,507,664)		$17,507,664
	Total Investments (cost: $190,605,952)		$325,453,929
	Net Assets at December 31, 2025		$293,478,197

(1)	Non-income producing security
*	Rate is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2025

STATEMENT OF ASSETS, LIABILITIES AND STOCKHOLDERS’ EQUITY

(unaudited)

December 31
2025
ASSETS
Equity securities	$307,946,265
Money market mutual funds	17,507,664
Bank deposits	725,394

Net investment in leases and loan	4,736,627
Income taxes receivable	102,684
Other assets	384,327
Total Assets	$331,402,961

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable	$27,780
Accrued liabilities	450,679
Lease deposits	22,551
Deferred income taxes	37,423,755
37,924,764
Stockholders' equity
Preferred stock	-
Common stock	89,794
Additional paid in capital	1,506,489
Retained earnings	291,881,914
293,478,197
Total Liabilities & Stockholders' Equity	$331,402,961

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2025

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended
December 31, 2025
Investment and lease income
Dividend income	$1,594,116
Interest income	474,773
Direct finance and loan income	211,622
Other lease income	201,237
Total investment and lease income	2,481,747

Operating expenses
Compensation & benefits	761,537
Director fees	54,000
Occupancy expense	57,136
Other	196,761
Total operating expenses	1,069,433
Net Investment and lease income	1,412,314

Net Realized and Unrealized Gain (Loss) on Securities
Net realized loss on equity securities	(1,352,681)
Change in unrealized appreciation of securities	50,764,697
Net gain on investment securities	49,412,016

Earnings before income taxes (Oper Income)	50,824,330

Income taxes	14,040,986

Net earnings	$36,783,344

Basic earnings per share	$4.10
Weighted avg. common shares outstanding	8,979,387

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2025

STATEMENTS OF STOCKHOLDERS' EQUITY

(Unaudited)

			Additional
	Common Stock		Paid in	Retained
	Shares	Amount	Capital	Earnings	Total
Six months ended December 31, 2024

Balance, June 30, 2024	9,309,387	$93,094	$1,625,157	$240,940,604	$242,658,855

Net earnings	-	-	-	9,828,672	9,828,672

Balance, December 31, 2024	9,309,387	$93,094	$1,625,157	$250,769,276	$252,487,527

Six months ended December 31, 2025

Balance, June 30, 2025	8,979,387	$89,794	$1,567,539	$255,098,569	$256,755,902

Excise tax due on share repurchase			(61,050)		(61,050)
Net earnings	-	-	-	36,783,345	36,783,345

Balance, December 31, 2025	8,979,387	$89,794	$1,506,489	$291,881,914	$293,478,197

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2025

STATEMENT OF CASH FLOWS

(Unaudited)

Six Months Ended
December 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings	$36,783,344
Adjustments to net earnings from operating activities:
Net realized loss on securities	1,352,681
Purchase of equity securities	(23,689,775)
Proceeds from sale of equity securities	5,672,839
Net change in unrealized (appreciation) on securities	(50,764,697)
Net decrease in short-term investments	15,304,541
Gain on sale of leased property and sales-type lease income	(100,054)
Deferred income taxes, including income taxes payable	13,826,258
Decrease in income taxes receivable	93,550
Depreciation and net amortization (accretion)	(292,110)
Net (decrease) in accounts payable & accrued liabilities	(622,257)
Other, net	(112,727)
Net cash used for operating activities	$(2,548,408)

CASH FLOWS FROM INVESTING ACTIVITIES:
Net payments from (invest in) leases and loans	1,941,515
Proceeds from sales of leased property	-
Proceeds from sales and assignments of leases	769,533
Net (increase) decrease in other assets	(1,436)
Net cash provided by (used for) investing activities	$2,709,612

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments to repurchase common stock	(61,050)
Dividends to stockholders
Net cash used for financing activities	$(61,050)

NET CHANGE IN CASH AND CASH EQUIVALENTS	$99,771
CASH AT BEGINNING OF PERIOD	$625,623
CASH AT END OF PERIOD	$725,394

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2025

Financial Highlights

(Unaudited)

	Six Months Ended December 31,
	2025	2024
Per Share Operating Performance
Net Asset Value, beginning of period	$28.59	$26.07
Net income	4.10	1.06
Less: Dividends paid	-	-
Net gain on share repurchase	-	-
Net Asset Value, end of period	$32.69	$27.13

Market price, end of period	$27.90	$23.50

Return to Shareholders (1)
Based on net asset value	14.33%	4.07%
Based on market price	48.40%	20.45%

Ratios, Supplemental Data
Expenses per share	$0.12	$0.15
Expenses plus taxes per share	$1.68	$0.49
Average Book Value per share	$30.64	$26.64
Expenses to Average Book Value	0.39%	0.58%
Net income to Average Book Value	13.37%	3.96%
Portfolio turnover rate	2.08%	4.69%

(1)	Return on market price assumes a purchase on the first day and sale on the last day of each period reported. Dividends and distributions are assumed to be reinvested. Total return on book value uses the same methodology, using book value for the beginning and ending values, and dividend reinvestment at the closing price on the day of distribution. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2025

NOTES TO FINANCIAL STATEMENTS

Note 1 – Basis of Presentation

The accompanying unaudited financial statements of California First Leasing Corporation, (“CFNB” or the “Company”), have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and do not include all of the information and footnotes required for complete financial statements. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Annual report on Form N-CSR for the year ended June 30, 2025.

In the opinion of management, the unaudited financial statements contain all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of investments as of December 31, 2025 and the related statements of operations, stockholders’ equity and cash flows for the periods presented. The results of operations for the six-month periods ended December 31, 2025 are not necessarily indicative of the results of operations to be expected for the entire fiscal year ending June 30, 2026. Certain reclassifications have been made to the fiscal 2025 financial statements to conform to the presentation of the fiscal 2026 financial statements.

Note 2 –Fair Value Measurement:

ASC Topic 820: “Fair Value Measurements and Disclosures” defines fair value as the price that would be received in an orderly transaction between market participants in the principal or most advantageous market. ASC Topic 820 establishes a three-tiered value hierarchy that prioritizes inputs that are observable in the market and requires the maximum use of observable inputs and minimum use of unobservable inputs. The three levels of inputs are defined as follows:

●	Level 1 - Based upon unadjusted quoted prices for identical instruments traded in active markets;
●	Level 2 - Based upon significant observable inputs, for example quoted prices for similar instruments in active markets, or quoted prices for identical instruments in markets that are not active;
●	Level 3 - Valuation is generated using inputs not observable in the market and based on the Company’s own judgment. Level 3 valuation techniques could include the use of discounted cash flow models and similar techniques that rely on assumptions that market participants would use in pricing the asset or liability.

ASC 820 applies whenever other accounting pronouncements require presentation of fair value measurements but does not change existing guidance as to whether or not an instrument is carried at fair value.

The following table summarizes the Company’s assets carried at fair value as of December 31, 2025:

		Quoted Price in		Significant
		Active Markets for	Significant Other	Unobservable
	Total	Identical Assets	Observable Inputs	Inputs
Description of Assets	Fair Value	(Level 1)	(Level 2)	(Level 3)
As of December 31, 2025
Equity securities	$307,946,265	$307,946,265	$-	$-
Money-market accounts	17,507,66	17,507,664	-	-
	$325,453,929	$325,453,929	$-	$-

The net investment in leases in Note 4 of $3.2 million approximates fair value. Leases consist of aggregate lease payments receivable, net of unearned income, with unearned income amortized on an internal rate of return method into income to achieve a level yield over the lease term, the “implicit rate”. As long as the current market rate is below the implicit rate, there is no fair value adjustment to the carrying value of Leases.

The Company’s one loan is not carried at fair value, but in accordance with the fair value disclosure requirements of ASC 825-50, the estimated fair value of the loan as of December 31, 2025 is based on discounted cash flow analyses, using interest rates currently offered for loans with similar terms to borrowers of similar credit quality and would be classified as Level 3 in the fair value hierarchy. Loan fair value has been adjusted for credit risk.

	December 31, 2025
	Carrying	Estimated
	Amount	Fair Value
Commercial real estate loan	$1,319,659	$1,263,154

Fair value estimates are based on relevant market information, however, they are subjective in nature, involve uncertainties and cannot be determined with precision. Different assumptions could significantly affect the estimated values.

California First Leasing Corporation	Semi-Annual Report for December 31, 2025

Note 3 – Investment Transactions and Compensation:

For the six months ending December 31, 2025, purchases and sales of investments, excluding short-term investments, were $23,689,775 and $5,672,839, respectively.

The aggregate remuneration paid to all officers and directors during the six months ended December 31, 2025 was $585,177 and $54,000, respectively.

Note 4 – Leases and Loan:

The Company's net investment in leases and loan consists of the following:

December 31,
2025
Minimum lease payments receivable	$3,749,669
Estimated residual value	65,517
Commercial real estate loan	1,439,551
Less unearned income	(418,111)
4,836,626
Less allowance for credit losses	(100,000)
Net investment in leases and loan	$4,736,627

The minimum lease payments receivable and estimated residual value are discounted using the internal rate of return (“implicit rate”) related to each specific lease. The weighted average maturity of lease payments at December 31, 2025 is 16 months, and the weighted average yield is 6.7% There were no past due credits at December 31, 2025 and no increase in non-performing assets during the period.

California First Leasing Corporation	Semi-Annual Report for December 31, 2025

Other Information

Privacy Policy

The Company has systems in place to safeguard shareholder privacy, with access to all information limited to a need-to-know basis. Through our transfer agent, Computershare Trust Company, the Company has access to nonpublic shareholder information such as name, address, tax identification number and the shares held that is used to send annual reports, proxy statements, tax statements or other information required by law. This information is not shared with any non-affiliated third party except pursuant to contracts to perform transaction processing, servicing or maintaining shareholder accounts. These companies are required to protect information and use it solely for the purpose for which they received it.

Proxy Voting Policies and Procedures

The policy followed by the Company to vote proxies relating to the securities portfolio for the twelve-month period ended June 30, 2025 is available without charge by contacting investor relations at California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660; by email at invest@calfirstlease.com; or on the Securities and Exchange Commission’s website at www.sec.gov. Due to the administrative burden under the 1940 Act and immaterial perceived benefit or detriment to the Company or its shareholders, in July 2025 the Company’s Board of Directors directed management to no longer vote proxies it receives on portfolio securities in fiscal 2026.The Company’s report on its proxy voting record for the twelve-month period ended June 30, 2025 is available without charge by email request at invest@calfirstlease.com; or is available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Information

The Company has filed its complete schedule of investments with the SEC for the first and the third quarters of each fiscal year on Form N-PORT since the third calendar quarter of 2022. The Company’s Form N-PORT filing for September 30, 2025 is available on the SEC’s website at www.sec.gov.

Annual Meeting of Shareholders

The annual meeting of shareholders of the Company was held on February 10, 2026. At the meeting, all of the directors of the Company were elected by the following vote of the holders of Common Stock:

	Votes For	% Votes Cast	Votes Withheld
Patrick E. Paddon	8,069,275	93.10%	597,867
Glen T. Tsuma	8,069,441	93.10%	597,701
Michael H. Lowry	8,092,680	93.37%	574,462
Danilo Cacciamatta	8,092,691	93.37%	574,451
Robert W. Kelley	8,092,731	93.37%	574,411
Sarah J. Paddon	8,069,224	93.10%	597,918

A proposal to amend the Company’s articles of incorporation to permit, at any time following shareholder approval, on or prior to June 30, 2026 and solely if the Board determines it is advisable, a reverse stock split at a ratio of 1-for-50, with the decision to proceed to be at the Board’s discretion without further shareholder approval (the “Reverse Stock Split Proposal”), was approved with 8,063,724 votes for, 603,418 votes against and no shares abstaining.

Transfer Agent

Computershare Inc. serves as transfer agent and registrar with respect to Shares of the Company.

Independent Auditors

Eide Bailly, LLP serves as the independent registered public accounting firm to the Company.

(b) Not applicable

Item 2. Code of Ethics The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants. Not applicable insofar as the Company is not a listed issuer under the Securities Exchange Act of 1934, as amended.

California First Leasing Corporation	Semi-Annual Report for December 31, 2025

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable insofar as the Company’s shares are not registered pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Company’s proxy statement dated December 31, 2025.

Item 11. Controls and Procedures.

a)	The Principal Executive Officer and Principal Financial Officer of the Company have concluded that the Company’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Act are effective as of a date within 90 days of the filing date of this report based on their evaluation of the Disclosure Controls and Procedures.
b)	There have been no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) The information required by this Item is only required in an annual report on this Form N-CSR.
(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act is attached hereto.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

California First Leasing Corporation

By:	/s/ Patrick E. Paddon
Patrick E. Paddon
Chairman and Chief Executive Officer
February 10, 2026

By:	/s/ S. Leslie Jewett
S. Leslie Jewett
Chief Financial Officer
February 10, 2026